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                                                                  Exhibit 10.61

                      MASTER LEASE AGREEMENT FOR EQUIPMENT

THIS AGREEMENT dated February 23, 2000, between SALEM CAPITAL CORPORATION, having its principal place of business at 482 Lowell Street, Lynnfield, Massachusetts 01940-1621, United States of America (hereinafter referred to as the "Lessor") and SELFCARE, INC. having its principal place of business at 200 Prospect Street, Waltham, Massachusetts 02453, United States of America, and INVERNESS MEDICAL LIMITED, having its principal place of business at Beechwood Park North, Inverness, IV2 3ED, Scotland, United Kingdom (hereinafter collectively referred to as the "Lessee").

Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor the machines and features (the "Equipment") described in the Equipment Schedules now or hereafter executed and attached from time to time by Lessor and Lessee covering such items of Equipment as are delivered to and accepted by Lessee on or prior to the Final Delivery Date for each item of Equipment. Each Equipment Schedule, with Attached Certificate of Acceptance and such other attachments as are referred to in the Equipment Schedule shall constitute a separate Lease incorporating all the terms and conditions of this Agreement.

The terms "Date of Certificate of Acceptance", "Daily Lease Rate Factor", "Basic Lease Rate Factor", "Overdue Rate", "Interim Rent Date", "First Basic Rent Date", "Last Basic Rent Date", "Expiration Date", "Casualty Value", and "Lessor's Cost" shall have the meaning set forth in the relevant Equipment Schedule.

SECTION 1.  TERM OF LEASE

Upon delivery of the Equipment, Lessee shall inspect such Equipment and, if it is found to be in good order, execute and deliver to Lessor a Certificate of Acceptance in the form attached to the Equipment Schedule. All items of Equipment listed on such Certificate of Acceptance shall be deemed accepted by Lessee and shall be deemed to conform to this Agreement despite any defect. The Lease term shall commence on the date of Lessee's execution of such Certificate of Acceptance. The Lease term shall end on the Expiration Date unless otherwise terminated or extended pursuant to the provisions of this Agreement.

SECTION 2.  RENTAL CHARGES AND OTHER REQUIRED PAYMENTS

a) Lessee shall pay to Lessor as Basic Rent ("Basic Rent") for each item of Equipment, the following:

     i) On the Interim Rent Date, an amount equal to the Daily Lease Rate Factor multiplied by the Lessor's Cost of each item of equipment for each day from and including the date of the Certificate of Acceptance to and including the day immediately preceding the Interim Rent Date;

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  ii) On the First Basic Rent Date, and on each Basic Rent Date thereafter, to and including the Last Basic Rent Date, an amount equal to the Basic Lease Rate Factor multiplied by the Lessor's Cost of each item of equipment.

b) Lessee shall pay the following amounts (herein referred to as "Supplemental Rent" and, together with Basic Rent, as "Rent"):

     i) On or before the applicable due date, all taxes, however designated, which are levied or imposed by any governmental authority upon the Equipment or its sale, purchase, ownership or use, or upon Rent on this Agreement, including but not limited to sales or use taxes, personal property taxes, privilege or excise taxes, franchise taxes ad valorem or value-added taxes, leasing taxes, and stamp taxes, together with any penalties, fines or interest thereon, excluding, however, income taxes measured solely by the net income of Lessor. To the extent permitted by applicable law, Lessee shall prepare (in such manner as will show Lessor's ownership of the Equipment) and timely file all tax returns required in connection with taxes payable by Lessee hereunder. With respect to any such tax return required to be filed by Lessor, Lessee shall notify Lessor of such requirement and furnish Lessor with all forms and information necessary for proper and timely filing of such returns. Lessee shall inform Lessor as to any governmental jurisdiction imposing personal property taxes on the Equipment, and as to the amount of such taxes.

     ii) On or before the date required by the terms hereof (or upon Lessor's demand if no such date is specified herein), any other amount which the Lessee is obligated to pay hereunder, including but not limited to indemnity payments and payments of Casualty Value.

c) On any payment of Basic Rent, Supplemental Rent, Other Required Payment and Casualty Value Payment, which is not paid on its due date, Lessee shall pay to Lessor late charges computed from such payments due date until paid, at the overdue Rate (computed on the basis of a 360-day year).

SECTION 3.  NET LEASE

This Lease is a net lease and Lessee's obligation to pay all Rent shall be absolute and unconditional and, except as expressly provided herein, shall not be subject to any abatement, reduction, defense, counterclaim, set-off, or recoupment, including any present or future claim against Lessor or the manufacturer of the Equipment. Except as expressly provided herein, this Lease shall not terminate for any reason, including any defect in the Equipment or Lessor's title thereto or any destruction or loss of use of any item of Equipment.

SECTION 4.  OWNERSHIP OF EQUIPMENT


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The Equipment shall at all times remain the property of Lessor and may be removed by Lessor at any time after termination of this Agreement.

Lessee shall affix tags, decals or plates to the Equipment indicating Lessor's ownership, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment. Lessee shall cause each item of Equipment to be kept numbered with the serial number specified in the Equipment Schedule. Lessee shall provide to Lessor any document (including UCC financing statements and landlord or mortgagee waivers) reasonably requested by Lessor for the purpose of evidencing or protecting Lessor's title and interest in the Equipment. Lessee shall, at its own expense, protect and defend Lessor's title in the Equipment against all claims and liens of Lessee's creditors and keep the Equipment free and clear of all claims, liens and encumbrances except those resulting from the agreements or acts of Lessor and not resulting from Lessee's failure to perform its obligations under this Agreement.

SECTION 5.  POSSESSION

Lessor warrants to Lessee that Lessee shall be entitled, as against all persons claiming by, through or under Lessor, to possess the Equipment subject to the terms of this Agreement so long as Lessee is not in default hereunder.

Upon expiration or termination of this Lease, Lessee at its sole cost and expense shall return the Equipment to Lessor at a place within 1,500 miles of Inverness, Scotland, designated by Lessor and in as good condition as when delivered to Lessee, reasonable wear and tear excepted, subject to the terms of this Agreement. At the time of such return, Lessee shall at its own expense effect such repairs including any necessary engineering changes as are required for the Equipment to remain qualified for manufacturer's contract maintenance at then standard rates.

SECTION 6.  MAINTENANCE

a) Lessee, when possible, shall enter into and maintain in force a manufacturer's maintenance agreement covering maintenance of the Equipment. Such maintenance agreement shall commence upon expiration of the manufacturer's free maintenance period, if any. Lessee shall furnish Lessor with a copy of such maintenance agreement upon demand. Lessee will cause the manufacturer to keep the Equipment in good working order in accordance with the terms of the maintenance agreement and to make all necessary adjustments and repairs to the Equipment, and the manufacturer is hereby authorized to accept the directions of Lessee with respect to the Equipment. Lessee agrees to allow the manufacturer full and free access to the Equipment. Lessee covenants that the Equipment will at all times be used and operated in accordance with


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     manufacturer instructions and in compliance with any restriction contained in manufacturer warranties regarding the Equipment.

b) All maintenance and service charges related to the Equipment shall be borne by Lessee.

c) The required suitable electric current to operate the Equipment and a suitable place of installation shall be furnished by Lessee. The installation facilities shall be as specified in the manufacturer's installation manual and shall at all times meet the minimum standard as established in the jurisdiction where the Equipment will be located. Lessee shall furnish all supplies consumed or required by the Equipment.

SECTION 7.  LOCATION AND USE OF EQUIPMENT

a) During the term of the lease, the Equipment shall be located at the address indicted in the Certificate of Acceptance. No Equipment shall be removed from the above address without the prior written consent of Lessor. Any relocation of the Equipment shall be at the risk and the expense of the Lessee and in accordance with the Manufacturer's specifications.

b) Lessee covenants and warrants that during the period that any Equipment is leased to Lessee hereunder, such Equipment will at all times be used and operated in compliance with the laws of the jurisdictions in which it is located, and in compliance with all acts, rules, regulations, and orders of any commission, board or other legislative, administrative, or judicial body or officer having power to regulate or supervise the use or operation of the Equipment. Lessee shall not install or use the Equipment in such manner or in such circumstances that any part of the Equipment is deemed to be an accession to other personal property or deemed to be real property or a fixture thereon.

SECTION 8.  INSURANCE

During the period that any Equipment is leased to Lessee hereunder, Lessee will at all times and at its expense carry and maintain or cause to be carried and maintained insurance for loss of or damage to the Equipment caused by fire, lightning, sprinkler breakage, tornado and windstorms, explosion, smoke and smudge, aircraft and motor vehicle damage, strikes, riots and civil commotion, burglary and theft, vandalism and malicious mischief, and other casualty events customarily insured against with respect to similar equipment, in an amount not less than the Casualty Value of the Equipment. Lessee shall also carry and maintain or cause to be carried and maintained at its expense public liability insurance covering the Equipment, in such amounts and against such risks as is customary with respect to similar equipment. Lessee shall furnish appropriate evidence of such insurance to Lessor naming Lessor as an additional insured and naming Lessor's Assignee as loss payee. All required insurance shall provide for ten (10) days' notice to Lessor and its assign of any cancellations


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and shall not modify nor alter said insurance without prior written consent of
Lessor and its Assignee.

SECTION 9.  RISK OF LOSS, EVENT OF LOSS

Lessee hereby assumes and shall bear the entire risk of loss or damage including but not limited to destruction, theft, or governmental taking of any item of Equipment ("Event of Loss"), whether partial or complete and whether or not covered by insurance. No such loss or damage shall relieve Lessee of any of its obligations under this Lease. Lessee shall immediately notify Lessor of any Event of Loss involving the Equipment.

If an Event of Loss occurs with respect to any item of Equipment, Lessee, at the option of Lessor, shall:

a) repair or restore the equipment to good repair, condition and working order; or

b) replace the Equipment with identical equipment in good repair, condition and working order; or

c) pay Lessor in cash the Casualty Value for such item as set forth in the relevant Equipment Schedule.

Upon payment of the Casualty Value and all other amounts due hereunder with respect to such, this Lease shall terminate with respect to the item of Equipment for which Lessor has received payment, and Lessee shall become entitled to such item of equipment AS-IS, WHERE-IS, without any warranty, express or implied, with respect to any matter whatsoever. If Lessee has paid the Casualty Value and such other amounts with respect to such item of Equipment and if Lessee is not in default hereunder, property damage insurance proceeds from such Event of Loss shall be paid to Lessee up to the amount of said Casualty Value.

SECTION 10.  ENFORCEMENT OF WARRANTY

a) Upon receipt of written request from Lessee, and so long as this Agreement shall remain in force, Lessor shall take all reasonable action requested by Lessee to enforce any manufacturer's warranty, express or implied, issued on or applicable to the Equipment, which is enforceable by Lessor in its own name, provided, however, that Lessor shall not be obligated to resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith.

b) Similarly, if any such warranty shall be enforceable by Lessee in its own name, Lessee hereby agrees, upon receipt of written request from Lessor and so long as this Agreement


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     shall remain in force, to take all reasonable action requested by Lessor to enforce any such warranty.

c) Lessor hereby assigns to Lessee any warranty rights which Lessor may have against the manufacturer with respect to the Equipment, to the extent such warranty rights are assignable, which assignment shall remain effective so long as Lessee is not in default hereunder. With respect to such warranty rights as are not assignable, Lessor hereby appoints Lessee as its agent and attorney-in-fact for purpose of enforcing such warranty rights at Lessee's expense.

SECTION 11.  DISCLAIMER OF WARRANTIES

LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, IN WHATEVER CONDITION IT MAY BE, WITHOUT ANY AGREEMENT, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS OR ADEQUACY FOR ANY PARTICULAR PURPOSE OR USE, QUALITY, PRODUCTIVENESS OR CAPACITY. LESSOR HEREBY ASSIGNS TO LESSEE (TO THE EXTENT TO WHICH THE SAME MAY BE ASSIGNABLE), ANY WARRANTY OF THE MANUFACTURER RELATIVE TO THE EQUIPMENT.

SECTION 12.  INDEMNIFICATION

Lessor and its successors and assigns shall not be liable to Lessee for, and Lessee shall indemnify and hold Lessor and its successors and assigns harmless with respect to any third party, from any liability (including liability for negligence), claim, loss, damage or expense (including litigation expense) of any kind or nature caused, directly or indirectly, by

   i)  the inadequacy of any Equipment for any purpose,

  ii)  any deficiency or defect in any Equipment,

 iii)  the use or performance of any Equipment,

  iv)  any interruption or loss of service, use or performance of any Equipment,

   v) any patent, trademark, or copyright infringement relating to the Equipment, or

  vi) any loss of business of other consequential damage whether or not resulting from any of the foregoing.

IN PARTICULAR, LESSOR AND ITS SUCCESSORS AND ASSIGNS SHALL NOT BE LIABLE FOR INJURIES TO PERSONS OR DAMAGE TO THE EQUIPMENT


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OR OTHER PROPERTY UNDER ANY THEORY OF STRICT LIABILITY, AND LESSEE SHALL
INDEMNIFY AND SAVE LESSOR AND ITS SUCCESSORS AND ASSIGNS HARMLESS FROM ANY SUCH LIABILITY AND ALL COSTS AND EXPENSES IN DEFENDING THE SAME.

All of Lessor's rights under this Section 12 shall survive the termination of this Agreement, however, Lessee shall not be required to indemnify Lessor for claims arising from events that occur after the Equipment has been redelivered to Lessor.

SECTION 13.  MODIFICATIONS OF EQUIPMENT

a) Provided the manufacturer permits changes, alterations, modifications or attachment to the Equipment (hereinafter called "Equipment Change") and consents to the Equipment Change in writing and such Equipment Change does not adversely affect the operation of the Equipment in relation to its normal use and purpose and a copy of the approval of the Equipment Change is delivered to Lessor and its Assignee, the Lessee may, at its own expense, make or cause to be made alterations or attachments to the Equipment, so long as such alterations or attachments do not interfere with the normal operation of the Equipment. Lessee, if Lessor so directs in writing, shall remove any such alteration or attachment, and the Equipment shall be restored to its original condition, reasonable wear and tear accepted, upon termination of this Agreement. If an alteration or attachment interferes with the normal and satisfactory operation or maintenance of any part of the Equipment, Lessee shall, upon notice from Lessor to that effect, promptly remove the alteration or attachment and restore the Equipment to its normal condition.

b) If Lessee desires to add special features or model changes ("Additional Special Features") to the Equipment subsequent to the commencement of this Lease, Lessee shall either:

   i) give Lessor an opportunity to obtain such Additional Special Features at Lessor's expense and lease such Additional Special Features to Lessee upon such terms and conditions as Lessor and Lessee agree to (it being understood that the monthly rental for such Additional Special Features must be sufficient to cover Lessor's related monthly debt payments, that any such Additional Special Features obtained by Lessor shall be deemed to be part of the Equipment, and that Lessee shall be responsible for all related transportation and installation charges, to the extent provided in Section 14); or

  ii) upon Lessor's prior written consent (which consent will not be unreasonably withheld), purchase and install such Additional Special Features at Lessee's own expense with no rent due Lessor for such Additional Special Features, but such Additional Special Features shall be subject to the provisions of this Section 13, as if they were alterations or attachments. Upon termination of this Agreement, Lessor may direct in writing that Lessee remove such Additional Special Features.


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c)   All alterations, attachments and Additional Special Features shall become the property of Lessor.

SECTION 14.  TRANSPORTATION EXPENSES

All transportation and installation expenses incurred in connection with delivery of the Equipment to Lessee are to be paid by Lessee. Necessary packing cases for the return of the Equipment, and such labor as may be necessary for pacing and unpacking the Equipment when in the possession of Lessee, shall be furnished by Lessee at its expenses. Lessee shall pay transportation expenses incurred in connection with redelivery to Lessor.

SECTION 15.  INSPECTION AND REPORTS

a) Upon request, Lessee shall permit Lessor or persons designated by Lessor to inspect the Equipment.

b) Lessee shall immediately notify Lessor of any accident arising out of the alleged or apparent improper manufacturing, functioning or operation of the Equipment, the time, place and nature of the accident and damage, the names and addresses of parties involved persons injured, witnesses and owners of property damaged, and such other relevant information as may be known, and shall promptly advise Lessor of all correspondence, papers, notices and documents received by Lessee in connection with any claim or demand related to improper manufacturing, functioning or operation of the Equipment or charging Lessor with liability, and shall aid in the investigation and defense of all such claims and shall aid in the recovery of damages from third persons.

c)   Lessee will furnish to Lessor and any assignee of Lessor

   i) within one hundred twenty (120) days after the end of each of Lessee's fiscal years, the annual financial statement of Lessee, including a balance sheet and an income and retained earnings statement for the fiscal year covered thereby, setting forth in comparative form, the figures for the previous fiscal year, all in reasonable detail and duly certified by Lessee's independent certified public accountant,

  ii) copies of such financial statements and reports as Lessee shall send to its stockholders or file with the Securities and Exchange Commission or any governmental agency substituted therefor, and

 iii) such other information respecting the financial condition and affairs of Lessee as may be necessary to determine compliance with the terms and conditions of this Lease.

SECTION 16.  EVENTS OF DEFAULT AND LESSOR'S REMEDIES


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a)   Should:

     i) Lessee fail to pay any Basic Rent or other amount due under this Agreement within ten (10) days of the applicable due date;

     ii) Lessee attempt to remove, sell, transfer, encumber, part with possession of, assign or sublet (except as expressly permitted by the provisions hereof) the Equipment or any part thereof;

     iii) any representation or warranty made by Lessee in this Agreement or in any document or certificate furnished to Lessor in connection herewith prove to have been incorrect in any material respect when made;

     iv) Lessee fail in the performance of any other of its obligations under this Agreement for a continuous period of thirty (30) days after receipt by Lessee of written notice thereof from Lessor;

     v)   Lessee cease doing business as a going concern;

     vi) a petition be filed by or against Lessee under the Federal Bankruptcy Act or any amendment thereto (including a petition for reorganization or arrangement) which shall not have been discharged within sixty (60) days after such filing;

     vii) a receiver be appointed for Lessor or its property;

     viii) Lessee commit an act of bankruptcy, become insolvent, make an assignment for the benefit of creditors, or offer a composition of any of its indebtedness;

     ix) the issuance of any writ or order of attachment or execution or other legal process against any Equipment which is not discharged or satisfied with fifteen (15) days; or

     x) to the extent that Lessee is a corporation, if a controlling interest of the stock of Lessee is transferred (whether in increments or on one occasion) to persons or other legal entities other than those holding said controlling interest at the date of execution of this Agreement, then in any such event (herein referred to as an "Event of Default"), Lessor may, at its option, exercise any one or more of the remedies set forth in subsection (b) of this Section 16 (in addition to any other remedy Lessor may have under applicable law). Failure of Lessee to pay or perform any obligation under any Agreement with Lessor shall constitute a default as to all Agreements between Lessor and Lessee.

b) Upon the occurrence or continuation of any Event of Default as specified in subsection (a) of this Section 16, Lessor may:


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   i)    declare immediately due and payable by Lessee, as liquidated damages for loss of a bargain, an amount equal to the Casualty Value of the Equipment at the date of the occurrence of any event of default,

  ii)    terminate this Agreement;

 iii) take possession of the Equipment during Lessee's normal working hours without demand or notice, wherever the Equipment may be located, without court order or other process of law (Lessee hereby waiving any right it may have to notice and hearing before repossession). Lessee hereby waives any and all damages occasioned by such taking of possession. Any taking of possession pursuant to this subsection 16(b) shall not in itself constitute termination of this Agreement and shall not, in any event, relieve Lessee of its obligations hereunder.

Lessee shall reimburse Lessor for all reasonable expenses (including attorney's fees) incurred by Lessor in enforcing its rights under this Section 16. Any overdue rent, and any unpaid Casualty Value payable as liquidated damages pursuant to clause (i) of this subsection 16(b), shall bear interest at the Overdue Rate until paid in full. Upon taking possession of the Equipment, Lessor may, at its option and without notice to Lessee lease the repossessed Equipment to any third party on such terms and conditions as Lessor may determine, or sell said Equipment at public auction or at private sale.

In the event that Lessor leases or sells repossessed Equipment, the Net Proceeds (as defined below) shall first be credited to amounts due and owing by Lessee, and shall then be used to reimburse Lessee for any liquidated damage payment made by Lessee pursuant to clause (i) of this subsection 16(b). Lessor shall retain any surplus. Lessee shall remain liable for an amount equal to the Casualty Value of the Equipment at the date of an occurrence of an Event of Default less the Net Proceeds. As used in this subsection 16(b), "Net Proceeds" shall mean the cash sale price of the Equipment, or the aggregate rent payable pursuant to a lease of the Equipment discounted at the rate of twelve (12%) percent less all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lessor as a result of Lessee's default and Lessor's exercise of its remedies with respect thereto. Lessor's rights and remedies in respect of any of the terms and conditions of this Lease shall be cumulative and non-exclusive and shall be in addition to any and all other rights and remedies which may be provided by law.

Lessee acknowledges and agrees, for itself and for all successors and assigns including any bankruptcy trustees of Lessee (hereinafter collectively referred to as the "Benefited Parties"), knowingly, voluntarily and intentionally stipulate and agree, to the fullest extent allowed by law and with the full intention that such stipulation and agreement shall survive the filing of any bankruptcy, that, in the event any of the Benefited Parties become a debtor or debtor in possession in a case under the United States Bankruptcy Code (11 U.S.C. ss.101 et seq.), then pursuant to 11 U.S.C. ss.362(d)(1) and (2) Lessor shall be entitled to the immediate termination oF the automatic stay to permit Lessor to exercise all of Lessor's legal rights and remedies against Lessee under the lease, including, without limitation, the right to repossess the leased equipment and to setoff and apply to any amounts owed by Lessee to Lessor any


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security deposit or other sums delivered to Lessor by Lessee from time to time as security for the Lessee's performance under the lease.

SECTION 17.  SUBLEASES AND ASSIGNMENTS

a) Lessee may sublet the Equipment if Lessee notifies Lessor of the proposed new location of the Equipment and receives Lessor's prior written consent. No such sublease shall in any way discharge or diminish any of Lessee's obligations under this Agreement. Each sublease shall be approved in form and content by Lessor (including, without limitation, any provisions granting such sub-lessee an option to terminate such sublease) and shall expressly provide that it is subject and subordinate to this Lease. No amendment or modification of any of the terms and conditions of such sublease shall be made without the prior written consent of Lessor.

b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and (to the extent specified in any assignment) assigns. Lessee shall not assign this Agreement without the prior written consent of Lessor. Lessor may assign any or all of its rights under this Agreement, and Lessee agrees to acknowledge in writing any such assignment within five (5) days after receipt of written notice thereof.

c) So long as Lessor's rights hereunder are assigned to any Assignee, Lessee may not assert against any such Assignee any defense, counterclaim, recoupment, or set-off Lessee may have against Lessor. Lessee agrees that it will not seek to cancel or terminate this Agreement (except as expressly permitted in this Agreement) or otherwise avoid its obligations hereunder as against such Assignee, and further agrees that it will pay to such Assignee all Rent Due hereunder and assigned to such Assignee, without regard to any such defense, counterclaim, recoupment, or set-off, and will not seek to recover any part of the same from such Assignee. However, nothing herein shall be construed to prevent Lessee from exercising against Lessor any claim for damages or injunctive relief that Lessee may have against Lessor.


SECTION 18.  LESSEE'S AND LESSOR'S WARRANTIES

a) Lessee hereby warrants and represents to Lessor, its successors and assigns:

   i) that Lessee's execution and performance of this Agreement have been duly authorized by all necessary corporate action and are not in conflict with Lessee's charter or by-laws, or with any indenture, contract or agreement by which it is bound, or with any statue, judgment, decree, rule or regulation binding upon it;

  ii) that no consent or approval of any trustee or holder of any indebtedness or obligation of Lessee, and no consent or approval of any governmental authority, is necessary (or,


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if required, has been obtained) for Lessee's execution or performance of this
Agreement; and

 iii) that this Agreement is valid and binding and enforceable against Lessee in accordance with its terms, subject to enforcement limitations imposed by rules of equity or by bankruptcy or similar laws.

     Upon Lessor's request, Lessee shall submit to Lessor an opinion of Lessee's counsel that the above warranties and representations are true.

b)   Lessor hereby warrants and represents to Lessee, it successors and assigns:

   i) that Lessor's execution and performance of this Agreement have been duly authorized by all necessary corporate or partnership action and are not in conflict with Lessor's charter and by-laws or partnership agreement, or with any indenture, contract or agreement by which it is bound, or with any statute, judgment, decree, rule or regulation binding upon it;

  ii) that no consent or approval of any trustee or holder of any indebtedness or obligation of Lessor, and no consent or approval of any governmental authority, is necessary for Lessor's execution or performance of this Agreement;

 iii) that this Agreement is valid and binding and enforceable against Lessor in accordance with its terms, subject to enforcement limitations imposed by rules of equity or by bankruptcy or similar laws; and

  iv) Lessor is the owner of the Equipment and said Equipment is free and clear of all liens and encumbrances, except the lien of and security interest granted by Lessor to its Assignee.

     Upon Lessee's request, Lessor shall submit to Lessee an opinion of Lessor's counsel that the above warranties and representations are true.

SECTION 19.  GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of and jurisdiction shall be in the Commonwealth of Massachusetts.

SECTION 20.  AMENDMENTS

This Agreement constitutes the entire agreement between Lessor and Lessee with respect to the Equipment and may be amended or modified only by a writing signed by the parties hereto or their respective successors and assigns.


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SECTION 21.  ADDRESS FOR COMMUNICATIONS

Any communication in connection with this Agreement shall be made in writing to the address shown in the first paragraph of this Agreement, or to such other address as has been most recently designated in writing by one party to the other. Unless otherwise specified herein any notice or communication shall become effective when deposited in the United States mail properly addressed with proper postage for first-class mail prepaid.

SECTION 22.  UNIFORM COMMERCIAL CODE DOCUMENTATION

Lessee agrees to execute such Uniform Commercial Code ("UCC") financing statements and other documents deemed necessary by Lessor or its Assignees to perfect and protect the interests of Lessor and its Assignees in the Lease and the Equipment. With respect to each Lease, there shall be a single executed original Equipment Schedule, which shall be marked "Original" and all other counterparts shall be marked "Conformed Copy". To the extent that this Lease may constitute chattel paper (as defined in the Uniform Commercial Code) no security interest may be created through the possession of any counterpart of the Equipment Schedule other than the Original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed.

SALEM CAPITAL CORPORATION                                 SELFCARE, INC.
       (LESSOR)                                              (LESSEE)

By /s/ ELLEN F. KENNEDY                  By /s/ JEFFREY A. TEMPLER
   ------------------------------           ------------------------------
Print Name  ELLEN F. KENNEDY             Print Name   JEFFREY A. TEMPLER
   ------------------------------           ------------------------------
Title  PRESIDENT                         Title CHIEF FINANCIAL OFFICER
   ------------------------------              ---------------------------
Date  MARCH 8, 2000                      Date  MARCH 6, 2000
   ------------------------------              ---------------------------
                                          INVERNESS MEDICAL LIMITED
                                                   (LESSEE)

                                         By /s/ STUART PATERSON
                                            ------------------------------
                                         Print Name  STUART PATERSON
                                                      --------------------
                                         Title  DIRECTOR OF FINANCE
                                                --------------------------
                                         Date  FEBRUARY 25, 2000
                                               ---------------------------


--------------------------------------------------------------------------------
                                                                  Page 13 of 23

                            EQUIPMENT SCHEDULE NO. 1

                     To Master Lease Agreement for Equipment
                            Dated February 23, 2000,
                Between SALEM CAPITAL CORPORATION as "Lessor" and
                               SELFCARE, INC. and
               INVERNESS MEDICAL LIMITED collectively as "Lessee"

This Equipment Schedule hereby incorporates by reference, as though set forth in its entirety, the provisions of the Master Lease Agreement for Equipment, dated, February 23, 2000, between SALEM CAPITAL CORPORATION ("Lessor") and SELFCARE, INC. and INVERNESS MEDICAL LIMITED (collectively as "Lessee") (the "Agreement").

1.  EQUIPMENT

      EQUIPMENT LOCATION: Inverness Medical Limited
                          Beechwood Park North
                          Inverness, IV2 3ED, Scotland

   a. EQUIPMENT VENDOR:   Various manufacturers


QUANTITY                          DESCRIPTION                      COST

       1              Lamination System                          $330,000
       1              Web Steering Guide                           25,000
       1              Ink Dispenser                                20,000
       1              Modifications to Kinematics                  10,000
       1              Enzyme Print Line Printer                   180,000
       1              Inks Reagents Preparation                    25,000
       1              Inks Reagents Preparation                    30,000
       1              Vial Vision System                           35,000
                                                                ---------
                                LESSOR'S COST:                   $655,000

2.  DEFINITIONS

o    The BASIC RENT shall be $12,894.33

o The BASIC RENT DATE shall be the first day of each calendar month (to and including the Last Basic Rent Date) or the first business day thereafter when the first falls on a non-business day.

o FIRST BASIC RENT DATE: The first day of the month following acceptance of the entire Equipment Schedule.


--------------------------------------------------------------------------------

o LAST BASIC RENT DATE: The first day of the 60th month following acceptance of the entire Equipment Schedule.

o    BASIC LEASE RATE FACTOR: 0.019686

o    DAILY LEASE RATE FACTOR: 0.000656

o INTERIM RENT DATE: The first day of the first month following acceptance of the Equipment.

o EXPIRATION DATE: The last day of the 60th month following acceptance of the entire Equipment Schedule.

o    OVERDUE RATE: Five (5%) Percent of Basic Rent Payment.

o The CASUALTY VALUE OF THE EQUIPMENT shall be the Lessor's Cost of each item of Equipment suffering an Event of Loss, multiplied by the percentage set out in Attachment A to this Equipment Schedule opposite the Basic Rent date immediately preceding such Event of Loss.

3.   PROVISIONS

The following attachments apply to this Equipment Schedule only:

o    Attachment A   Casualty Values
o    Attachment B   Certificate of Acceptance
o    Attachment C   Lessee's Option to Purchase or Renew
o    Attachment D   Additional Payment Terms

SALEM CAPITAL CORPORATION                                 SELFCARE, INC.
      (LESSOR)                                               (LESSEE)

By /s/ ELLEN F. KENNEDY                 By /s/ JEFFREY A. TEMPLER
   -----------------------------           -----------------------------
Print Name ELLEN F. KENNEDY             Print Name JEFFREY A. TEMPLER
           ---------------------                   ---------------------
Title PRESIDENT                         Title CHIEF FINANCIAL OFFICER
      --------------------------              --------------------------
Date MARCH 8, 2000                      Date MARCH 6, 2000
     ---------------------------             ---------------------------

                                        INVERNESS MEDICAL LIMITED
                                                 (LESSEE)

                                        By /s/ STUART PATERSON
                                           -----------------------------
                                        Print Name STUART PATERSON
                                                   ---------------------
                                        Title DIRECTOR OF FINANCE
                                              --------------------------
                                        Date FEBRUARY 25, 2000
                                             ---------------------------


--------------------------------------------------------------------------------
                                                                  Page 15 of 23

                                  ATTACHMENT A

                     To Master Lease Agreement for Equipment
                            Dated February 23, 2000,
                Between SALEM CAPITAL CORPORATION as "Lessor" and
                               SELFCARE, INC. and
               INVERNESS MEDICAL LIMITED collectively as "Lessee"
                    As it relates to Equipment Schedule No. 1

                                 CASUALTY VALUES

         Basic                   Applicable
         RENT DATE               PERCENTAGE
         ---------               ----------
On or before #:

                 1                    106.50
                 2                    105.50
                 3                    104.50
                 4                    103.50
                 5                    102.50
                 6                    101.50
                 7                    100.50
                 8                     99.50
                 9                     98.50
                10                     97.50
                11                     96.50
                12                     95.50
                13                     94.50
                14                     93.50
                15                     92.50
                16                     91.50
                17                     90.50
                18                     89.50
                19                     88.50
                20                     87.50
                21                     86.50
                22                     85.50
                23                     84.50
                24                     83.50
                25                     82.50
                26                     81.50
                27                     80.50
                28                     79.50
                29                     78.50
                30                     77.50
                31                     76.50
                32                     75.50
                33                     74.50
                34                     73.50
                35                     72.50
                36                     71.50
                37                     70.50
                38                     69.50
                39                     68.50
                40                     67.50
                41                     66.50
                42                     65.50
                43                     64.50
                44                     63.50
                45                     62.50
                46                     61.50
                47                     60.50
                48                     59.50
                49                     58.50
                50                     57.50
                51                     56.50
                52                     55.50
                53                     54.50
                54                     53.50
                55                     52.50
                56                     52.00
                57                     52.50
                58                     51.50


--------------------------------------------------------------------------------
                                                                   Page 16 of 23

                59                     50.50
                60                     50.00


--------------------------------------------------------------------------------
                                                                   Page 17 of 23


SALEM CAPITAL CORPORATION                                 SELFCARE, INC.
                  (LESSOR)                                   (LESSEE)

By /s/ ELLEN F. KENNEDY                 By /s/ JEFFREY A. TEMPLER
   -----------------------------           -----------------------------
Print Name ELLEN F. KENNEDY             Print Name JEFFREY A. TEMPLER
           ---------------------                   ---------------------
Title PRESIDENT                         Title CHIEF FINANCIAL OFFICER
      --------------------------              --------------------------
Date  MARCH 8, 2000                     Date MARCH 6, 2000
      --------------------------             ---------------------------

                                        INVERNESS MEDICAL LIMITED
                                                 (LESSEE)

                                        By /s/ STUART PATERSON
                                           -----------------------------
                                        Print Name STUART PATERSON
                                                   ---------------------
                                        Title DIRECTOR OF FINANCE
                                              --------------------------
                                        Date FEBRUARY 25, 2000
                                             ---------------------------


--------------------------------------------------------------------------------
                                                                   Page 18 of 23

                                  ATTACHMENT B

                     To Master Lease Agreement for Equipment
                            Dated February 23, 2000,
                Between SALEM CAPITAL CORPORATION as "Lessor" and
                               SELFCARE, INC. and
               INVERNESS MEDICAL LIMITED collectively as "Lessee"
                    As it relates to Equipment Schedule No. 1

                            CERTIFICATE OF ACCEPTANCE

CONDITION OF EQUIPMENT

The Lessee Certifies that all items of Equipment described below have been delivered to the location indicated below, tested and inspected by the Lessee, found to be in good order, and accepted as items of Equipment under the Agreement, all on the date indicated.

EQUIPMENT

EQUIPMENT LOCATION:         Inverness Medical Limited
                            Beechwood Park North
                            Inverness, IV2 3ED, Scotland

     a.   EQUIPMENT VENDOR: Various Manufacturers

QUANTITY                  DESCRIPTION                          SERIAL #

       1              Lamination System
       1              Web Steering Guide
       1              Ink Dispenser
       1              Modifications to Kinematics
       1              Enzyme Print Line Printer
       1              Inks Reagents Preparation
       1              Inks Reagents Preparation
       1              Vial Vision System


The Lessee hereby represents and warrants to Lessor that no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become such an Event of Default under the Agreement has occurred, and is continuing and there are in full force and effect, any insurance policies with respect to the Equipment required to be obtained under terms of the Agreement.


--------------------------------------------------------------------------------
                                                                   Page 19 of 23

         SELFCARE, INC.
           (LESSEE)

By______________________________________

Print Name______________________________

Title___________________________________

Date____________________________________

   INVERNESS MEDICAL LIMITED
        (LESSEE)

By______________________________________

Print Name______________________________

Title___________________________________

Date____________________________________


--------------------------------------------------------------------------------
                                                                   Page 20 of 23

                                  ATTACHMENT C

                     To Master Lease Agreement for Equipment
                            Dated February 23, 2000,
                Between SALEM CAPITAL CORPORATION as "Lessor" and
                               SELFCARE, INC. and
               INVERNESS MEDICAL LIMITED collectively as "Lessee"
                    As it relates to Equipment Schedule No. 1

                      LESSEE'S OPTION TO PURCHASE OR RENEW

Provided that this Lease Agreement has not been earlier terminated and Lessee is not in material default hereunder, the following steps shall be taken in order to make an informed judgment as to exercising one of the options set forth below:

(a) At least one hundred eighty (180) days prior to the expiration of the then current term of the lease (whether the original term or a renewal term), Lessee shall notify Lessor in writing of Lessee's interest in continued use of the Equipment beyond the current term of the Lease by leasing for a renewal term of specified duration (which shall be at least one [1] year) or by purchasing.

(b) At least one hundred fifty (150) days prior to the expiration of the then current term, Lessor and Lessee shall consult together for the purpose of determining the "Fair Rental Value" and the "Fair Market Value" of the Equipment as of the end of such current term. The Fair Rental Value and the Fair Market Value shall be determined on the basis of, and shall be equal in amount to, the value which would be obtained in an arms-length transaction between an informed and willing renter-user or buyer-user as the case may be, under no compulsion to rent or sell, and in such determinations, costs of removal from Lessee's premises shall not be a deduction from such values. Fair Rental Value shall be determined on the basis of a renewal term of the duration specified in Lessee's notice to Lessor pursuant to subsection (a) above.

(c) If ninety (90) days prior to the expiration of the then current term Lessor and Lessee have not agreed upon a determination of the Fair Rental Value and the Fair Market Value of the Equipment, such undetermined values shall be determined in accordance with the foregoing definition by a qualified independent appraiser selected by Lessor. The appraiser so selected shall, at the expense of Lessee, make such determination within a period of thirty
     (30) days following appointment and shall promptly communicate such determination in writing to Lessor and Lessee. The determination so made shall be conclusively binding upon both Lessor and Lessee.

(d) Following determination of Fair Rental Value and Fair Market Value as provided above, and provided that Lessee is not then in material default under this Lease Agreement, Lessee shall have the right to elect one of the following options as to the Equipment.


--------------------------------------------------------------------------------

       (i) Purchase of Equipment at the end of the current term for a price equal to the Fair Market Value by notifying Lessor in writing at least thirty (30) days prior to the expiration of the current term of Lessee's election to purchase, and by paying to Lessor the Fair Market Value in cash on or prior to the expiration of said term;

       (ii) Lease of the Equipment for a renewal term by notifying Lessor in writing, at least thirty (30) days prior to the expiration of the current term, of Lessee's election to extend the term of the Lease Agreement for the renewal term specified in Lessee's notice to Lessor pursuant to subsection (a) above, and by paying the Fair Rental Value therefor payable monthly in advance.

(e) If Lessee shall not have elected either option under the foregoing subsection (d), Lessee shall return the Equipment to Lessor at the end of the current term of the Lease Agreement.


SALEM CAPITAL CORPORATION                                 SELFCARE, INC.
                  (LESSOR)                                   (LESSEE)

By /s/ ELLEN F. KENNEDY                 By /s/ JEFFREY A. TEMPLER
   -----------------------------           -----------------------------
Print Name ELLEN F. KENNEDY             Print Name JEFFREY A. TEMPLER
           ---------------------                   ---------------------
Title PRESIDENT                         Title CHIEF FINANCIAL OFFICER
      -----------                             --------------------------
Date  MARCH 8, 2000                     Date MARCH 6, 2000
      --------------------------             ---------------------------

                                        INVERNESS MEDICAL LIMITED
                                                 (LESSEE)

                                        By /s/ STUART PATERSON
                                           -----------------------------
                                        Print Name STUART PATERSON
                                                   ---------------------
                                        Title DIRECTOR OF FINANCE
                                             ---------------------------
                                        Date FEBRUARY 25, 2000
                                             ---------------------------


--------------------------------------------------------------------------------
                                                                   Page 22 of 23

                                  ATTACHMENT D
                     To Master Lease Agreement for Equipment
                            Dated February 23, 2000,
                Between SALEM CAPITAL CORPORATION as "Lessor" and
                               SELFCARE, INC. and
               INVERNESS MEDICAL LIMITED collectively as "Lessee"
                    As it relates to Equipment Schedule No. 1

                            ADDITIONAL PAYMENT TERMS

LESSEE HEREBY AGREES TO DIRECT ALL PAYMENTS BY LIFESCAN, INC. INTO A TRUST ACCOUNT. ON THE FIRST DAY OF EACH MONTH, WHEN FUNDS ARE AVAILABLE, TRUSTEE SHALL FIRST PAY TO LESSOR THOSE AMOUNTS DUE UNDER THE TERMS OF THE LEASE AND ANY SCHEDULES ATTACHED. TRUSTEE SHALL THEN RELEASE THE REMAINING FUNDS TO LESSEE.

Should Lessee, through its Trustee, fail to make any payments to Lessor due hereunder, then Lessor may direct Lessee to enforce the provisions of Section
3.8 of the Amended and Restated Sales Distribution Agreement for Testing System for Glucose in Humans, between LifeScan, Inc. and Selfcare, Inc., dated June 7, 1999, and the Credit Support Letter from LifeScan, Inc., copies of which are attached hereto, whereby LifeScan, Inc. agrees to make said payments directly to Lessor consistent within the terms of said Section 3.8.


SALEM CAPITAL CORPORATION                                 SELFCARE, INC.
                  (LESSOR)                                   (LESSEE)

By /s/ ELLEN F. KENNEDY                 By /s/ JEFFREY A. TEMPLER
   ----------------------------            ----------------------------
Print Name ELLEN F. KENNEDY             Print Name JEFFREY A. TEMPLER
           --------------------            ----------------------------
Title PRESIDENT                         Title CHIEF FINANCIAL OFFICER
      -------------------------               -------------------------
Date  MARCH 8, 2000                     Date MARCH 6, 2000
      -------------------------              --------------------------

                                        INVERNESS MEDICAL LIMITED
                                                 (LESSEE)

                                        By /s/ STUART PATERSON
                                          -----------------------------

                                        Print Name STUART PATERSON
                                                   --------------------

                                        Title DIRECTOR OF FINANCE
                                              -------------------------

                                        Date FEBRUARY 25, 2000
                                             --------------------------


--------------------------------------------------------------------------------
                                                                   Page 23 of 23